UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 28, 2014

Date of reporting period: November 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

AllianceBernstein Dynamic All Market Fund

Consolidated Portfolio of Investments

November 30, 2013 (unaudited)

Company	Principal Amount (000)		U.S. $ Value
INFLATION-LINKED SECURITIES - 35.6%
United States - 35.6%
U.S. Treasury Inflation Index
0.125%, 4/15/16-4/15/18 (TIPS)	U.S.$	1,544	$1,591,248
1.375%, 7/15/18-1/15/20 (TIPS)		1,280	1,402,463
1.625%, 1/15/18 (TIPS)		184	202,538
1.875%, 7/15/19 (TIPS)		154	173,363
2.125%, 1/15/19 (TIPS)		314	355,678
2.625%, 7/15/17 (TIPS)		616	697,144

Total Inflation-Linked Securities (cost $4,504,254)			4,422,434

	Shares
INVESTMENT COMPANIES - 12.3%
Funds and Investment Trusts - 12.3%
iShares Core MSCI Emerging Markets ETF (a)		5,375	270,631
SPDR S&P 500 ETF Trust		2,009	363,629
Vanguard Mid-Cap ETF (a)		3,780	408,542
Vanguard REIT ETF		1,250	81,875
Vanguard Small-Cap ETF (a)		3,790	411,670

Total Investment Companies (cost $1,369,443)			1,536,347

	Contracts
OPTIONS PURCHASED - PUTS - 0.8%
Option on Equity Indices - 0.1%
S&P 500 Index Expiration: Jan 2014, Exercise Price: $ 1,690.00 (b)(c)		4	2,860
S&P 500 Index Expiration: Mar 2014, Exercise Price: $ 1,725.00 (b)(c)		5	14,800

			17,660

	Notional Amount (000)
Swaptions - 0.7%
IRS RTR, Citibank, NA Expiration: May 2014, Exercise Rate: 1.60% (c)		1,000	20,215
IRS RTR, Citibank, NA Expiration: Sep 2014, Exercise Rate: 2.00% (c)		1,500	20,364
IRS RTR, Deutsche Bank Expiration: May 2014, Exercise Rate: 1.70% (c)		2,000	16,053
IRS RTR, Deutsche Bank Expiration: May 2014, Exercise Rate: 3.00% (c)		1,000	23,563

			80,195

Total Options Purchased - Puts (cost $93,232)			97,855

Company	Contracts		U.S. $ Value
OPTIONS PURCHASED - CALLS - 0.1%
Options on Forward Contracts - 0.1%
CLP/USD Expiration: Feb 2014, Exercise Price: CLP 535 (c)		400,000	$10,957

Total Options Purchased - Calls (cost $6,000)

	Shares
SHORT-TERM INVESTMENTS - 47.2%
Investment Companies - 35.1%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09% (d)(e) (cost $4,365,037)		4,365,037	4,365,037

	Principal Amount (000)
U.S. Treasury Bills - 12.1%
U.S. Treasury Bill
Zero Coupon, 12/05/13-4/17/14	U.S.$	890	889,722
Zero Coupon, 12/19/13 (f)		610	609,995

Total U.S. Treasury Bills (cost $1,499,724)			1,499,717

Time Deposits - 0.0%
BBH Grand Cayman
0.030%, 12/02/13		1	659
0.041%, 12/02/13	EUR	2	2,526

Total Time Deposits (cost $3,185)			3,185

Total Short-Term Investments (cost $5,867,946)			5,867,939

Total Investments Before Security Lending Collateral for Securities Loaned - 96.0% (cost $11,840,875)			11,935,532

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED - 2.8%
Investment Companies - 2.8%
AllianceBernstein Exchange Reserves - Class I, 0.07% (e) (cost $343,950)		343,950	343,950

Company	U.S. $ Value
Total Investments - 98.8% (cost $12,184,825) (g)	$12,279,482
Other assets less liabilities - 1.2% (h)	147,368

Net Assets - 100.0%	$12,426,850

FUTURES

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Futures	9	December 2013	$1,259,204	$1,274,894	$15,690
Australian 10 Yr Bond Futures	4	December 2013	418,662	418,659	(3)
Canadian 10 Yr Bond Futures	4	March 2014	483,344	484,700	1,356
Dax Index Futures	1	December 2013	292,502	319,103	26,601
Euro STOXX 50 Index Futures	12	December 2013	468,886	502,134	33,248
Euro-Bund Futures	6	December 2013	1,134,075	1,155,078	21,003
FTSE 100 Index Futures	4	December 2013	429,639	434,749	5,110
Long Gilt Futures	5	March 2014	889,356	891,729	2,373
Nikkei 225 Index Futures	1	December 2013	147,035	154,026	6,991
S&P 500 E-Mini Futures	31	December 2013	2,647,700	2,796,355	148,655
TOPIX Index Futures	5	December 2013	569,346	617,594	48,248
U.S. T-Note 10 Yr Futures	10	March 2014	1,253,047	1,253,750	703
U.S. T-Note 5 Yr Futures	2	March 2014	241,758	241,844	86
U.S. Ultra Bond Futures	2	March 2014	274,547	278,250	3,703

					$313,764

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	54	USD	50	12/17/13	$1,115
Brown Brothers Harriman & Co.	CAD	25	USD	24	12/17/13	204
Brown Brothers Harriman & Co.	CHF	29	USD	31	12/17/13	(635)
Brown Brothers Harriman & Co.	CHF	48	USD	53	12/17/13	39
Brown Brothers Harriman & Co.	EUR	182	USD	246	12/17/13	(1,428)
Brown Brothers Harriman & Co.	GBP	96	USD	154	12/17/13	(3,275)
Brown Brothers Harriman & Co.	JPY	9,885	USD	100	12/17/13	3,834
Brown Brothers Harriman & Co.	NOK	167	USD	28	12/17/13	552

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	NZD	74	USD	59	12/17/13	$(1,346)
Brown Brothers Harriman & Co.	SEK	231	USD	36	12/17/13	985
Brown Brothers Harriman & Co.	USD	52	AUD	54	12/17/13	(3,125)
Brown Brothers Harriman & Co.	USD	139	CHF	130	12/17/13	4,197
Brown Brothers Harriman & Co.	USD	73	EUR	54	12/17/13	(34)
Brown Brothers Harriman & Co.	USD	314	EUR	236	12/17/13	7,518
Brown Brothers Harriman & Co.	USD	142	GBP	88	12/17/13	1,525
Brown Brothers Harriman & Co.	USD	153	JPY	15,263	12/17/13	(4,229)
Brown Brothers Harriman & Co.	USD	58	NOK	347	12/17/13	(1,341)
Brown Brothers Harriman & Co.	USD	37	NZD	44	12/17/13	(1,601)
Brown Brothers Harriman & Co.	USD	57	NZD	74	12/17/13	3,009
Brown Brothers Harriman & Co.	USD	69	SEK	453	12/17/13	64
Brown Brothers Harriman & Co.	AUD	25	USD	23	3/18/14	855
Brown Brothers Harriman & Co.	USD	117	EUR	87	3/18/14	1,391
Brown Brothers Harriman & Co.	USD	22	GBP	14	3/18/14	397
Brown Brothers Harriman & Co.	USD	49	NZD	59	3/18/14	(1,200)
Royal Bank of Scotland	USD	304	GBP	194	12/17/13	13,230

						$20,701

CENTRALLY CLEARED CREDIT DEFAULT SWAPS

Clearing Broker / (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.(INTRCONX)
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00%	2.58%		$130	$13,035	$9,712	$3,323
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00	2.97		120	11,114	1,370	9,744
CDX-NAIG Series 21 5 Year Index, 12/20/18*	1.00	0.70		100	1,683	1,372	311
iTraxx Crossover-19 5 Year Index, 6/20/18*	5.00	2.76	EUR	88	12,238	3,761	8,477

Clearing Broker / (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC(INTRCONX)
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00%	2.97%	$90	$8,335	$3,746	$4,589
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.61	90	1,722	726	996

				$48,127	$20,687	$27,440

*	Termination date

CREDIT DEFAULT SWAPS

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	0.52%		$60	$1,267	$138	$1,129
Barclays Bank PLC
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.52		60	1,266	115	1,151
Citibank, NA
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.52		120	2,533	12	2,521
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.61		30	574	156	418
iTraxx Europe-18 5 Year Index, 12/20/17*	1.00	0.62	EUR	60	1,414	(1,063)	2,477
iTraxx Europe-18 5 Year Index, 12/20/17*	1.00	0.62		45	1,061	(354)	1,415
Deutsche Bank AG
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	2.58		$100	10,026	249	9,777
Goldman Sachs Bank USA
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	2.58		120	12,032	2,147	9,885

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
iTraxx Europe Crossover-18 5 Year Index, 12/20/17*	5.00	2.29%	EUR	78	$11,947	$1,280	$10,667
JPMorgan Chase Bank, NA
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.36		$100	2,155	(430)	2,585
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.36		110	2,370	(282)	2,652
iTraxx Europe-16 5 Year Index, 12/20/16*	1.00	0.49	EUR	30	716	(735)	1,451
iTraxx Europe-18 5 Year Index, 12/20/17*	1.00	0.62		45	1,060	(363)	1,423

					$48,421	$870	$47,551

*	Termination date

TOTAL RETURN SWAPS

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan	1,047	0.40%	$366	11/17/14	Bank of America, NA	$8,400
Receive	EPRA/NAREIT Developed Real Estate Index Series	5	0.45%	19	1/15/14	Deutsche Bank AG	(469)
Receive	EPRA/NAREIT Developed Real Estate Index Series	37	0.20%	139	3/17/14	Deutsche Bank AG	(3,462)
Receive	MSCI Emerging Markets Index	214	0.32%	88	7/31/14	Deutsche Bank AG	1,113
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	528	0.14%	139	12/16/13	JPMorgan Chase Bank, NA	1,120
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	4,761	0.14%	1,253	12/16/13	JPMorgan Chase Bank, NA	10,294
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	520	0.14%	136	12/16/13	JPMorgan Chase Bank, NA	1,973

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	824	0.14%	$217	12/16/13	JPMorgan Chase Bank, NA	$1,782
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	690	0.14%	182	12/16/13	JPMorgan Chase Bank, NA	1,492
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	467	0.14%	123	12/16/13	JPMorgan Chase Bank, NA	1,010
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	371	0.14%	98	12/16/13	JPMorgan Chase Bank, NA	802

							$24,055

(a)	Represents entire or partial securities out on loan.
(b)	Non-income producing security.
(c)	One contract relates to 100 shares.
(d)	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $128,999.
(g)	As of November 30, 2013, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $190,622 and gross unrealized depreciation of investments was $(95,965), resulting in net unrealized appreciation of $94,657.
(h)	An amount of $60,000 has been segregated to collateralize exchange-traded options outstanding at November 30, 2013.

Currency Abbreviation:

AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
EUR	-	Euro
GBP	-	Great British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
USD	-	United States Dollar

Glossary:

CDX-NAHY	-	North American High Yield Credit Default Swap Index
CDX-NAIG	-	North American Investment Grade Credit Default Swap Index
EPRA	-	European Public Real Estate Association
ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange
INTRCONX	-	Inter-Continental Exchange

IRS	-	Interest Rate Swaption
LIBOR	-	London Interbank Offered Rates
MSCI	-	Morgan Stanley Capital International
NAREIT	-	National Association of Real Estate Investment Trusts
REIT	-	Real Estate Investment Trust
RTR	-	Right To Receive
SPDR	-	Standard & Poor’s Depository Receipt
TIPS	-	Treasury Inflation Protected Security
TOPIX	-	Tokyo Price Index

AllianceBernstein Dynamic All Market

November 30, 2013 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2013:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Inflation-Linked Securities	$	– 0	–	$4,422,434		$–0	–	$4,422,434
Investment Companies		1,536,347		– 0	–	– 0	–	1,536,347
Options Purchased - Puts		– 0	–	97,855		– 0	–	97,855
Options Purchased - Calls		– 0	–	10,957		– 0	–	10,957
Short-Term Investments:
Investment Companies		4,365,037		– 0	–	– 0	–	4,365,037
U.S. Treasury Bills		– 0	–	1,499,717		– 0	–	1,499,717
Time Deposits		– 0	–	3,185		– 0	–	3,185
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		343,950		– 0	–	– 0	–	343,950

Total Investments in Securities		6,245,334		6,034,148		– 0	–	12,279,482

Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$47,551		$–0	–	$47,551
Centrally Cleared Credit Default Swaps		– 0	–	27,440		– 0	–	27,440
Futures		313,767		– 0	–	– 0	–	313,767
Forward Currency Exchange Contracts		– 0	–	38,915		– 0	–	38,915
Total Return Swaps		– 0	–	27,986		– 0	–	27,986
Liabilities
Futures		(3)		– 0	–	– 0	–	(3)
Forward Currency Exchange Contracts		– 0	–	(18,214)		– 0	–	(18,214)
Total Return Swaps		– 0	–	(3,931)		– 0	–	(3,931)

Total^		$6,559,098		$6,153,895		$–0	–	$12,712,993

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Options Purchased - Puts			Total
Balance as of 2/28/13		$4,750			$4,750
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(12,000)			(12,000)
Change in unrealized appreciation/depreciation		7,250			7,250
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/13	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/2013**	$	– 0	–	$	– 0	–

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying consolidated statement of operations.
+	There were no transfers into or out of Level 3 during the period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

11 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

11 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 22, 2014